UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2018

VERISK ANALYTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 469-3000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 7.01	Regulation FD Disclosure
On April 26, 2018, Verisk Analytics, Inc. (the "Company") announced that it has updated its operating segments. The Company previously reported results based on its two operating segments, Decision Analytics and Risk Assessment. During the first quarter of 2018, the chief operating decision maker changed how he makes operating decisions, assesses the performance of the business, and allocates resources in a manner that caused its operating segments to change. Consequently, effective for the first quarter of 2018, the Company's operating segments are based on three vertical markets it serves: Insurance, Energy and Specialized Markets, and Financial Services.
Insurance includes underwriting & rating, claims analytics, catastrophe modeling, repair cost estimating, and aerial imagery and remote sensing solutions.
Energy and Specialized Markets includes its energy business, environmental health and safety services, and weather risk solutions.
Financial Services includes the financial services and retail analytics solutions.
To assist in the analysis of the Company’s new reportable segment structure, the Company has recast operating results for each of the four quarters and full year of 2017 and 2016, and full year of 2015 in Exhibit 99.1 to this Form 8-K.
The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
99.1
Press Release dated April 26, 2018 including the unaudited operating results for each of the four quarters and full year of 2017 and 2016, and full year of 2015 recast to reflect the new segment reporting structure

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: April 26, 2018	/s/ Kenneth E. Thompson
	Name:	Kenneth E. Thompson
	Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number

99.1
Press Release dated April 26, 2018 including the unaudited operating results for each of the four quarters and full year of 2017 and 2016, and full year of 2015 recast to reflect the new segment reporting structure